UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 29, 2016
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
On June 29, 2016 and June 30, 2016 (each a “Closing Date” and, collectively the “Closing Dates”), Steadfast Income REIT, Inc. (the “Company”), through certain indirect wholly-owned subsidiaries of its operating partnership (each a “Borrower” and, together the “Borrowers”), refinanced existing mortgage loans by entering into Multifamily Loan and Security Agreements (the “Loan Agreements”) with, as applicable, PNC Bank, National Association (“PNC”) and Berkeley Point Capital LLC (“Berkeley” and, together with PNC, the “Lenders”).
The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Definitive Material Agreement.
On the applicable Closing Date, each Borrower terminated the existing mortgage loan with the lender identified in the schedule below under Item 2.03 of this Current Report on Form 8-K as the “original lender,” and entered into the new Loan Agreement with the applicable Lender. In connection with the termination of the existing mortgages, SIR Cantare, LLC and SIR Stuart Hall, LLC, each a Borrower, paid $309,579.87 in the aggregate in prepayment penalties. No other prepayment penalties were incurred in connection with the refinancing transactions. Additionally, the Company terminated its existing line of credit with PNC. No prepayment penalty was paid in connection with the termination of the line of credit with PNC.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On the applicable Closing Date, each Borrower entered into a Loan Agreement with the applicable Lender pursuant to the Freddie Mac Capital Markets Execution Program (the “CME”), as evidenced by a Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage and the Guaranty, each described below, the “Loan Documents”). Pursuant to the CME, the applicable Lender originates the mortgage loan and then transfers the loan to the Federal Home Loan Mortgage Association. Each Loan Agreement provides for a term loan (each a “Loan” and, collectively the “Loans”) with a maturity date of July 1, 2023 (the “Maturity Date”), unless the Maturity Date is accelerated in accordance with the Loan terms.  The proceeds of the Loans were used to refinance the existing indebtedness associated with the secured properties listed below. The Borrower, Lender and related fees for each Loan are also set forth on the schedule below.
Each Loan accrues interest at the one-month London Interbank Offered Rate (LIBOR) plus 2.31% (together, the “Interest Rate”). The entire outstanding principal balance and any accrued and unpaid interest on each of the Loans are due on the Maturity Date. Interest and principal payments on the Loans are payable monthly in arrears on specified dates as set forth in each Loan Agreement. Monthly payments are due and payable on the first day of each month, commencing August 1, 2016.
  A Borrower may voluntarily prepay all of the unpaid principal balance of its Loan and all accrued interest thereon and other sums due to the applicable Lender under the Loan Documents following the first year of the Loan, provided the Borrower provides the Lender with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Loan Agreement.
Each Loan is secured by, among other things, the corresponding property set out on the schedule below pursuant to a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (each a “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, each Borrower has assigned all of its rights under the existing property management agreement to the applicable Lender upon an event of default under the Loan Documents.
The Company entered into a Guaranty (the “Guaranty”) to and for the benefit of the applicable Lender in connection with each Loan. The Company absolutely, unconditionally and irrevocably guarantees to each Lender the full and prompt payment and performance when due of all amounts for which a Borrower is personally liable under the Loan Agreements, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.
The Borrowers paid loan origination fees to the Lenders in connection with each of the refinancings, and Steadfast Income Advisor, LLC earned a refinance fee in connection with the refinancings. The origination fee and refinance fee are set out below.
The material terms of the agreements described above, the date on which each agreement was entered into and the identity of the parties to each agreement are qualified in their entirety by the agreements attached as Exhibits 10.1 - 10.71 in Item 9.01 to this Current Report on Form 8-K and incorporated herein by reference.

Closing Date	Borrower	Principal Loan Amount	Secured Property	City and State	Original Lender	New Lender	Refinance Fee	Origination Fee
6/29/2016	SIR Heights, LLC	$38,482,000	Heights at 2121	Houston, TX	PNC	PNC	$192,410	$134,687
6/29/2016	SIR Huffmeister Villas, LLC	27,346,000	Villas at Huffmeister	Houston, TX	PNC	PNC	136,730	95,711
6/29/2016	SIR Kingwood Villas, LLC	35,519,000	Villas at Kingwood	Kingwood, TX	PNC	PNC	177,595	124,317
6/29/2016	SIR Waterford Riata, LLC	17,395,000	Waterford Place at Riata Ranch	Cypress, TX	PNC	PNC	86,975	60,883
6/29/2016	SIR Mansfield Landing, LLC	27,357,000	The Landing at Mansfield	Mansfield, TX	PNC	PNC	136,785	95,750
6/29/2016	Brice Grove Apartments, LLC	17,254,000	BriceGrove Park Apartments	Canal Winchester, OH	Berkeley	Berkeley	86,270	60,389
6/29/2016	SIR Grayson Ridge, LLC	14,032,000	Grayson Ridge Apartment Homes	North Richland Hills, TX	PNC	Berkeley	70,160	49,112
6/29/2016	SIR Mallard Crossing, LLC	33,760,000	Mallard Crossing Apartments	Loveland, OH	PNC	Berkeley	168,800	118,160
6/30/2016	SIR Mapleshade, LLC	19,426,000	Mapleshade Park	Dallas, TX	Berkadia	Berkeley	97,130	67,991
6/30/2016	SIR Tapestry Park, LLC	43,950,000	Tapestry Park Apartments	Birmingham, AL	PNC	Berkeley	219,750	153,825
6/30/2016	SIR Park Shore, LLC	15,763,000	Park Shore Apartments	St. Charles, IL	PNC	Berkeley	78,815	55,171
6/30/2016	SIR Carol Stream, LLC	23,193,000	Renaissance at Carol Stream	Carol Stream, IL	PNC	Berkeley	115,965	81,176
6/30/2016	SIR Cantare, LLC	28,325,000	Cantare at Indian Lake Village	Hendersonville, TN	PNC	Berkeley	141,625	99,138
6/30/2016	SIR Stuart Hall, LLC	16,200,000	Stuart Hall Lofts	Kansas City, MO	Berkeley	Berkeley	81,000	56,700
		$358,002,000					$1,790,010	$1,253,010

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

10.1	Multifamily Loan and Security Agreement, made as of June 29, 2016, by and between SIR Heights, LLC and PNC Bank, National Association

10.2	Multifamily Note, made as of June 29, 2016, by SIR Heights, LLC, in favor of PNC Bank, National Association

10.3
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 29, 2016, by SIR Heights, LLC to Gary S. Farmer for the benefit of PNC Bank, National Association

10.4	Guaranty, dated as of June 29, 2016, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.5	Assignment of Management Agreement and Subordination of Management Fees, dated as of June 29, 2016, by and among SIR Heights, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.6	Multifamily Loan and Security Agreement, made as of June 29, 2016, by and between SIR Huffmeister Villas, LLC and PNC Bank, National Association

10.7	Multifamily Note, made as of June 29, 2016, by SIR Huffmeister Villas, LLC, in favor of PNC Bank, National Association

10.8
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 29, 2016, by SIR Huffmeister Villas, LLC to Gary S. Farmer for the benefit of PNC Bank, National Association

10.9	Guaranty, dated as of June 29, 2016, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.10
Assignment of Management Agreement and Subordination of Management Fees, dated as of June 29, 2016, by and among SIR Huffmeister Villas, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.11	Multifamily Loan and Security Agreement, made as of June 29, 2016, by and between SIR Kingwood Villas, LLC and PNC Bank, National Association

10.12	Multifamily Note, made as of June 29, 2016, by SIR Kingwood Villas, LLC, in favor of PNC Bank, National Association

10.13
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 29, 2016, by SIR Kingwood Villas, LLC to Gary S. Farmer for the benefit of PNC Bank, National Association

10.14	Guaranty, dated as of June 29, 2016, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.15
Assignment of Management Agreement and Subordination of Management Fees, dated as of June 29, 2016, by and among SIR Kingwood Villas, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.16	Multifamily Loan and Security Agreement, made as of June 29, 2016, by and between SIR Waterford Riata, LLC and PNC Bank, National Association

10.17	Multifamily Note, made as of June 29, 2016, by SIR Waterford Riata, LLC, in favor of PNC Bank, National Association

10.18
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 29, 2016, by SIR Waterford Riata, LLC to Gary S. Farmer for the benefit of PNC Bank, National Association

10.19	Guaranty, dated as of June 29, 2016, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.20
Assignment of Management Agreement and Subordination of Management Fees, dated as of June 29, 2016, by and among SIR Waterford Riata, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.21	Multifamily Loan and Security Agreement, made as of June 29, 2016, by and between SIR Mansfield Landing, LLC and PNC Bank, National Association

10.22	Multifamily Note, made as of June 29, 2016, by SIR Mansfield Landing, LLC, in favor of PNC Bank, National Association

10.23
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 29, 2016, by SIR Mansfield Landing, LLC to Gary S. Farmer for the benefit of PNC Bank, National Association

10.24	Guaranty, dated as of June 29, 2016, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.25
Assignment of Management Agreement and Subordination of Management Fees, dated as of June 29, 2016, by and among SIR Mansfield Landing, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.26	Multifamily Loan and Security Agreement, made as of June 29, 2016, by and between Brice Grove Apartments, LLC and Berkeley Point Capital LLC

10.27	Multifamily Note, made as of June 29, 2016, by Brice Grove Apartments, LLC, in favor of Berkeley Point Capital LLC

10.28	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of June 29, 2016, by Brice Grove Apartments, LLC to and for the benefit of Berkeley Point Capital LLC

10.29	Guaranty, dated as of June 29, 2016, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.30
Assignment of Management Agreement and Subordination of Management Fees, dated as of June 29, 2016, by and among Brice Grove Apartments, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

10.31	Multifamily Loan and Security Agreement, made as of June 29, 2016, by and between SIR Grayson Ridge, LLC and Berkeley Point Capital LLC

10.32	Multifamily Note, made as of June 29, 2016, by SIR Grayson Ridge, LLC, in favor of Berkeley Point Capital LLC

10.33
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 29, 2016, by SIR Grayson Ridge, LLC to Melissa A. Johnson for the benefit of Berkeley Point Capital LLC

10.34	Guaranty, dated as of June 29, 2016, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.35
Assignment of Management Agreement and Subordination of Management Fees, dated as of June 29, 2016, by and among SIR Grayson Ridge, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

10.36	Multifamily Loan and Security Agreement, made as of June 29, 2016, by and between SIR Mallard Crossing, LLC and Berkeley Point Capital LLC

10.37	Multifamily Note, made as of June 29, 2016, by SIR Mallard Crossing, LLC, in favor of Berkeley Point Capital LLC

10.38	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of June 29, 2016, by SIR Mallard Crossing, LLC to and for the benefit of Berkeley Point Capital LLC

10.39	Guaranty, dated as of June 29, 2016, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.40
Assignment of Management Agreement and Subordination of Management Fees, dated as of June 29, 2016, by and among SIR Mallard Crossing, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

10.41	Multifamily Loan and Security Agreement, made as of June 30, 2016, by and between SIR Mapleshade, LLC and Berkeley Point Capital LLC

10.42	Multifamily Note, made as of June 30, 2016, by SIR Mapleshade, LLC, in favor of Berkeley Point Capital LLC

10.43
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 30, 2016, by SIR Mapleshade, LLC to Melissa A. Johnson for the benefit of Berkeley Point Capital LLC

10.44	Guaranty, dated as of June 30, 2016, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.45	Assignment of Management Agreement and Subordination of Management Fees, dated as of June 30, 2016, by and among SIR Mapleshade, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

10.46	Multifamily Loan and Security Agreement, made as of June 30, 2016, by and between SIR Tapestry Park, LLC and Berkeley Point Capital LLC

10.47	Multifamily Note, made as of June 30, 2016, by SIR Tapestry Park, LLC, in favor of Berkeley Point Capital LLC

10.48	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of June 30, 2016, by SIR Tapestry Park, LLC to and for the benefit of Berkeley Point Capital LLC

10.49	Guaranty, dated as of June 30, 2016, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.50
Assignment of Management Agreement and Subordination of Management Fees, dated as of June 30, 2016, by and among SIR Tapestry Park, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

10.51	Multifamily Loan and Security Agreement, made as of June 30, 2016, by and between SIR Park Shore, LLC and Berkeley Point Capital LLC

10.52	Multifamily Note, made as of June 30, 2016, by SIR Park Shore, LLC, in favor of Berkeley Point Capital LLC

10.53	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of June 30, 2016, by SIR Park Shore, LLC to and for the benefit of Berkeley Point Capital LLC

10.54	Guaranty, dated as of June 30, 2016, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.55	Assignment of Management Agreement and Subordination of Management Fees, dated as of June 30, 2016, by and among SIR Park Shore, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

10.56	Multifamily Loan and Security Agreement, made as of June 30, 2016, by and between SIR Carol Stream, LLC and Berkeley Point Capital LLC

10.57	Multifamily Note, made as of June 30, 2016, by SIR Carol Stream, LLC, in favor of Berkeley Point Capital LLC

10.58	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of June 30, 2016, by SIR Carol Stream, LLC to and for the benefit of Berkeley Point Capital LLC

10.59	Guaranty, dated as of June 30, 2016, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.60
Assignment of Management Agreement and Subordination of Management Fees, dated as of June 30, 2016, by and among SIR Carol Stream, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

10.61	Multifamily Loan and Security Agreement, made as of June 30, 2016, by and between SIR Cantare, LLC and Berkeley Point Capital LLC

10.62	Multifamily Note, made as of June 30, 2016, by SIR Cantare, LLC, in favor of Berkeley Point Capital LLC

10.63
Multifamily Deed of Trust, Absolute Assignment of Leases and Rents and Security Agreement (Including Fixture Filing), dated as of June 30, 2016, by SIR Cantare, LLC to Joseph B. Pitts, Jr. for the benefit of Berkeley Point Capital LLC

10.64	Guaranty, dated as of June 30, 2016, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.65	Assignment of Management Agreement and Subordination of Management Fees, dated as of June 30, 2016, by and among SIR Cantare, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

10.66	Multifamily Loan and Security Agreement, made as of June 30, 2016, by and between SIR Stuart Hall, LLC and Berkeley Point Capital LLC

10.67	Multifamily Note, made as of June 30, 2016, by SIR Stuart Hall, LLC, in favor of Berkeley Point Capital LLC

10.68	Multifamily Deed of Trust, Assignment of Rents and Security Agreement, dated as of June 30, 2016, by SIR Stuart Hall, LLC to Steven M. Leigh for the benefit of Berkeley Point Capital LLC

10.69	Guaranty, dated as of June 30, 2016, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.70	Assignment of Management Agreement and Subordination of Management Fees, dated as of June 30, 2016, by and among SIR Stuart Hall, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

10.71	Assignment of Management Agreement and Subordination of Management Fees, dated as of June 30, 2016, by and among SIR Stuart Hall, LLC, Berkeley Point Capital LLC and Embassy Properties, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	July 5, 2016	By:	/s/ Ella S. Neyland
Ella S. Neyland
President